================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 31, 2005

                               TRANSGENOMIC, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                 000-30975                   911789357
   ------------------------   ------------------------    ----------------------
   (State of Incorporation)   (Commission File Number)        (IRS Employer
                                                          Identification Number)

          12325 Emmet Street, Omaha, Nebraska                      68164
       ------------------------------------------                ----------
        (Address of principal executive offices)                 (Zip Code)

                                 (402) 452-5400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On March 31, 2005, Transgenomic, Inc. issued a press release announcing its financial results for the fourth quarter of 2004. A copy of the press release is being furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

        The information referenced in this Current Report on Form 8-K (including
Exhibit 99 referenced in Item 9.01 below) is being `furnished" under "Item 2.02. Results of Operations and Financial Condition" and, as such, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including Exhibit 99 referenced in Item 9.01 below) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the "Securities Act"), except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

       (99) Press release dated March 31, 2005, announcing Transgenomic, Inc.'s financial results for the fourth quarter of 2004.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 31, 2005                               TRANSGENOMIC, INC.


                                                     By: /s/ Michael Summers
                                                         ----------------------
                                                         Michael Summers,
                                                         Chief Financial Officer